UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2022
JANEL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Eighth Avenue, New York, New York 10011
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 373-5895

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.          Entry into a Material Definitive Agreement.

On July 13, 2022, Janel Group, Inc. (“Janel Group”), a wholly-owned subsidiary of Janel Corporation (the “Company”), and Janel Group’s wholly-owned subsidiaries, as Borrowers, and the Company and Expedited Logistics and Freight Services, LLC, an Oklahoma limited liability company, as Loan Party Obligors, entered into that certain Consent, Waiver and Second Amendment to Amended and Restated Loan and Security Agreement (the “Amendment”) with Santander Bank, N.A., in its capacity as Lender. The Amendment modified that certain Amended and Restated Loan and Security Agreement dated September 21, 2021 (the “Loan Agreement”) to, among other changes,  (i) increase the maximum amount that the borrowers can borrow under the Loan Agreement’s revolving credit facility from $31.5 million to $35 million and (ii) provide for a new bridge term loan to the Company in the principal amount of up to $12 million (the “Bridge Facility”) to be funded in connection with the consummation of the Rubicon Acquisition (defined below), subject to the satisfaction of certain customary limited conditions.  The Bridge Facility must be drawn on or before September 15, 2022 and matures on the earlier to occur of (i) twenty (20) business days following the funding of the Bridge Facility and (ii) the date of funding of the dividend to be paid by Rubicon Technology, Inc. (“Rubicon”) in connection with the Rubicon Acquisition (defined below).

The Amendment also contains a one-time waiver and consent to (a) the consummation of the acquisition of up to 45% of the outstanding shares of common stock, par value $0.001 per share, of Rubicon (the “Rubicon Acquisition”) previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on July 5, 2022, and (b) a dividend of $2,500,000 to be paid by Janel Group to the Company.  If the Rubicon Acquisition is not consummated on or before September 15, 2022, the waiver and consent will be automatically rescinded.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required by this Item 2.03 with respect to the Amendment is set forth under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Important Information about the Tender Offer

The cash tender offer in connection with the Rubicon Acquisition (the “Offer”) has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that the Company will file with the Securities and Exchange Commission (“SEC”). At the time the Offer is commenced, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents (the “Tender Offer Statement”), will be filed by the Company with the SEC, and a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) will be filed by Rubicon with the SEC. The Offer will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.

Investors and security holders are urged to read both the Tender Offer Statement and the Solicitation/ Recommendation Statement regarding the Offer, as they may be amended from time to time, when they become available because they will contain important information.

Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which will be named in the tender offer statement. Additional copies may be obtained at no charge by contacting Rubicon Technology, Inc., 900 East Green Street, Bensenville, Illinois 60106 or (847) 295-7000 or by contacting Janel Corporation, 80 Eighth Avenue, New York, New York 10011 or (212) 373-5895. In addition, the Company and Rubicon file annual, quarterly and current reports and other information with the SEC, which are also available to the public at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) contains certain statements that are, or may deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that reflect management’s current expectations with respect to our operations, performance, financial condition, and other developments. These forward-looking statements may generally be identified by the use of the words “may,” “will,” “intends,” “plans,” projects,” “believes,” “should,” “expects,” “predicts,” “anticipates,” “estimates,” and similar expressions or the negative of these terms or other comparable terminology. These statements are necessarily estimates reflecting management’s best judgment based upon current information and involve a number of risks, uncertainties and assumptions. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and readers are advised that various factors could affect our financial performance and could cause our actual results for future periods to differ materially from those anticipated or projected. While it is impossible to identify all such factors, such factors include, but are not limited to: uncertainties as to the timing of the Offer; uncertainties as to how many of Rubicon’s stockholders will tender their shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer contemplated by the Purchase Agreement may not be satisfied or waived; the effects of disruption from the transactions contemplated by the Purchase Agreement and the impact of the announcement and pendency of the transactions on either party’s business; the risk that stockholder litigation in connection with the Offer may result in significant costs of defense, indemnification and liability, and diversion of management time and attention from managing the affairs of the Company or Rubicon, the impact of the coronavirus on the worldwide economic conditions and on our businesses, our strategy of expanding our business through acquisitions of other businesses; the risk that we may fail to realize the expected benefits or strategic objectives of any acquisition, or that we spend resources exploring acquisitions that are not consummated; risks associated with litigation, including contingent auto liability and insurance coverage; indemnification claims and other unforeseen claims and liabilities that may arise from an acquisition; economic and other conditions in the markets in which we operate; the risk that we may not have sufficient working capital to continue operations; instability in the financial markets; our dependence on key employees; impacts from climate change, including the increased focus by third-parties on sustainability issues and our ability to comply therewith; competition from parties who sell their businesses to us and from professionals who cease working for us; terrorist attacks and other acts of violence or war; security breaches or cybersecurity attacks; our compliance with applicable privacy, security and data laws; competition faced by our logistics services freight carriers with greater financial resources and from companies that operate in areas in which we plan to expand; our dependence on the availability of cargo space from third parties; recessions and other economic developments that reduce freight volumes; other events affecting the volume of international trade and international operations; risks arising from our logistics services business’ ability to manage staffing needs; competition faced in the freight forwarding, freight brokerage, logistics and supply chain management industry; industry consolidation and our ability to gain sufficient market presence with respect to our logistics services business; risks arising from our ability to comply with governmental permit and licensing requirements or statutory and regulatory requirements; seasonal trends; competition faced by our manufacturing business, Indco, Inc. (“Indco”), from competitors with greater financial resources; Indco’s dependence on individual purchase orders to generate revenue; any decrease in the availability, increase in the cost or supply shortages, of raw materials used by Indco; Indco’s ability to obtain and retain skilled technical personnel; risks associated with product liability claims due to alleged defects in Indco’s products; risks arising from the environmental, health and safety regulations applicable to Indco; the reliance of our Indco and Life Sciences businesses on a single location to manufacture their products; the ability of our Life Sciences business to compete effectively; the ability of our Life Sciences business to introduce new products in a timely manner; product or other liabilities associated with the manufacture and sale of new products and services; changes in governmental regulations applicable to our Life Sciences business; the ability of our Life Sciences business to continually produce products that meet high quality standards such as purity, reproducibility and/or absence of cross-reactivity; the controlling influence exerted by our officers and directors and one of our stockholders; our inability to issue dividends in the foreseeable future; and risks related to ownership of our common stock, including volatility and the lack of a guaranteed continued public trading market for our common stock; and such other factors that may be identified from time to time in our SEC filings. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those projected. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of these factors, see our periodic reports filed with the SEC, including our most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and in our subsequent Quarterly Reports on Form 10-Q all of which are filed with the SEC and available at www.sec.gov.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1
Consent, Waiver and Second Amendment to Amended and Restated Loan Agreement, dated as of July 13, 2022, by and among Santander Bank, N.A., Janel Group, Inc., Expedited Logistics and Freight Services, LLC, ELFS Brokerage LLC, Janel Corporation and Expedited Logistics and Freight Services, LLC.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL CORPORATION
(Registrant)

Date: July 13, 2022	By:	/s/ Dominique Schulte
Dominique Schulte
Chief Executive Officer